UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2007 (March 15, 2007)

VNUS Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50988	94-3216535

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5799 Fontanoso Way
San Jose, California 95138
(408) 360-7200

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On March 15, 2007, the Board of Directors of VNUS Medical Technologies, Inc. (the “Company”) amended and restated the Company’s Amended and Restated 2000 Equity Incentive Plan, in order to change the equity and cash compensation of its non-employee directors.
     Effective January 1, 2007, the equity compensation of the Company’s non-employee directors shall be as follows:
•	upon election to the Board of Directors, a new director will receive (a) an option to purchase 18,000 shares of the Company’s common stock and (b) an award of 6,000 restricted stock units of the Company; and

•	upon annual reelection to the Board of Directors, each director will receive on the date of each annual meeting of stockholders (a) an option to purchase 9,000 shares of the Company’s common stock and (b) an award of 3,000 restricted stock units of the Company; provided that, on such date he or she shall have served on the Company’s Board of Directors for at least six (6) months.
     Effective January 1, 2007, the cash compensation of the Company’s non-employee directors shall be as follows:
•	$35,000 annual cash retainer for the Board of Directors Chair;

•	$25,000 annual cash retainer for each director (other than the Board of Directors Chair, described above);

•	$14,000 annual cash retainer for the Audit Committee Chair;

•	$6,000 annual cash retainer for each member of the Audit Committee (other than the Audit Committee Chair, described above);

•	$8,000 annual cash retainer for the Compensation Committee Chair;

•	$4,000 annual cash retainer for each member of the Compensation Committee (other than the Compensation Committee Chair, described above);

•	$4,000 annual cash retainer for the Governance and Nominating Committee Chair; and

•	$2,000 annual cash retainer for each member of the Governance and Nominating Committee (other than the Governance and Nominating Committee Chair, described above).
     The foregoing description is qualified in its entirety by reference to the Company’s Amended and Restated 2000 Equity Incentive Plan, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2000 Equity Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 21, 2007

VNUS MEDICAL TECHNOLOGIES, INC.
By:	/s/ CHARLENE A. FRIEDMAN

Name:	Charlene A. Friedman
Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED MARCH 21, 2007

Exhibit	Description

10.1	Amended and Restated 2000 Equity Incentive Plan.